Filed pursuant to Rule 497
File No. 333-175624

Maximum Offering of 150,000,000 Shares of Common Stock

Sierra Income Corporation

Common Stock

Supplement No. 3 dated August 28, 2014

to

Prospectus dated April 30, 2014

This Supplement No. 3 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Sierra Income Corporation (the “Company”) dated April 30, 2014 (the “Prospectus”), Supplement No. 1 to the Prospectus dated July 11, 2014 and Supplement No. 2 to the Prospectus dated August 6, 2014.

You should carefully consider the “Risk Factors” beginning on page 29 of the Prospectus before you decide to invest.

Amendment to the Revolving Credit Facility

On August 21, 2014 the Company entered into Amendment No. 2 to its existing Senior Secured Revolving Credit Facility (the “Amended Revolving Facility”), with the certain lenders a party thereto and ING Capital LLC, as administrative agent. The Amended Revolving Facility modifies certain provisions of the Company’s existing Senior Secured Revolving Credit Facility. The Amended Revolving Facility was amended to, among other things, increase the maximum amount of the accordion feature which permits subsequent increases in commitments under the Amended Revolving Facility to $250 million. Concurrently with the effectiveness of the Amended Revolving Facility, the Company closed an additional $30 million commitment thereto. As of August 21, 2014, total commitments under the Amended Revolving Facility are $125 million. Borrowings under the Amended Revolving Facility are subject to, among other things, a minimum borrowing/collateral base and substantially all of the Company’s assets are pledged as collateral under the Amended Revolving Facility.

In addition, the Amended Revolving Facility requires the Company to, among other things (i) make representations and warranties regarding the collateral as well the Company’s business and operations, (ii) agree to certain indemnification obligations and (iii) agree to comply with various affirmative and negative covenants. The documentation for the Amended Revolving Facility also includes default provisions such as the failure to make timely payments under the Amended Revolving Facility, the occurrence of a change in control and the failure by the Company to materially perform under the operative agreements governing the Amended Revolving Facility, which, if not complied with, could accelerate repayment under the Amended Revolving Facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations.